FUELNATION INC



                                Filing Type: 8-K
                           Description: Current Report
                            Filing Date: May 24, 2001
                       Earliest Event Date: April 25, 2001


                Primary Exchange: Over the Counter Bulletin Board
                                  Ticker: FLNTE




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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT UNDER SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported April 25, 2001

                         Commission file number 1-12350



                                 FuelNation Inc.
                                 ---------------
                 (Name of Small Business Issuer in its Charter)




       Florida                                                   65-0827283
       -------                                                   -----------
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



         1700 North Dixie Highway, Suite 125, Boca Raton, Florida 33432
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 391-5883
                                 --------------
                           (Issuer's Telephone Number)



                     Common Stock, par value $.01 per share
                                (Title of Class)



Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X] No [ ]


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Item 4.  Changes in Registrant's Certifying Accountant

(1) Termination of Independent Accountants

      (i) On April 25, 2001, the Registrant disengaged its principal independent accountants the accounting firm of Deloitte & Touche LLP as its new principal independent accountants. ("Former Accountants") and, on April 27, 2001, appointed Sellers & Associates, P.C. The primary consideration in changing independent accountants was Registrant's desire to retain a smaller firm that can provide efficient and full services for the Registrant.

      (ii) The Former Accountants had not commenced any accounting or audit activities, therefore there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      (iii) Registrant's Board of Directors unanimously approved the change of principal independent accountants.

      (iv) Since the Former Accountants were retained by the Registrant on January 23, 2001 (the "Retention Date"), there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      (v)(A) The Former Accountants have not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

      (B) The Former Accountants have not advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations or that they were unwilling to be associated with the financial statements prepared by management.

      (C) The Former Accountants have not advised the Registrant of the need to expand significantly the scope of their audit, or that any information has come to their attention since the Retention Date that, if further investigated, may:
(i) materially impact the fairness or reliability of either its previously issued audit report or the underlying financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including, except as set forth in (1)(ii) above, information that might prevent them from rendering an unqualified audit report on those financial statements, or (ii) cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.

      (D) The Former Accountants have not advised the Registrant that information has come to their attention that materially impacts the fairness or reliability of either (i) a previously issued audit report, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including, except as set forth in (1)(ii) above, information that, unless resolved to the Former Accountant's satisfaction, would prevent them from rendering an unqualified audit report on those financial statements.

(2)  Engagement of New Independent Accountants.

      On April 27, 2001, the Registrant engaged Sellers & Associates, P.C (the "New Accountants") as its new principal independent accountants. Prior to such date, the Registrant has not consulted the New Accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements for which either written or oral advice was provided by the New Accountants to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.




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(3) The Former Accountants have been provided with a copy of the disclosures being set forth in this Form 8-K with a request that they furnish the Registrant a letter addressed to the Commission stating whether they agree with the statements made by the Company in response to Item 304(a) of Regulation S-B. Annexed hereto as Exhibit 16.1 is a copy of a letter from the Former Accountants to the Commission stating that they agree with the statements in this Form 8-K concerning their firm.

                                    EXHIBITS

     16.1 Letter dated April 25, 2001 from Deloitte & Touche LLP to the Securities and Exchange Commission.


                                 FuelNation Inc.


                                   SIGNATURES


                     In accordance with Section 13 or 15 (d) of the Securities Exchange Act of 1934, FuelNation Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FuelNation  Inc.



DATE:   May 23, 2001                 By:   /s/   Christopher Salmonson
        ------------                     -------------------------------
                                         Christopher Salmonson
                                         Chairman of the Board
                                         Chief Executive Officer and President
                                         (Principal Executive Officer)



DATE:   May 23, 2001                 By:   /s/   James L. Wilson
        ------------                     ---------------------------------
                                         James L. Wilson
                                         Chief Financial Officer
                                         (Principal Financial Officer)


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